                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 26, 2004


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Oklahoma                        1-8140                   48-0222760
----------------------------          -------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


1945 Lakepointe Drive, Lewisville, Texas                             75057
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip code)


Registrant's telephone number, including area code: (972) 906-8000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 26, 2004, Fleming Companies, Inc. and certain of its subsidiaries (collectively, the "Company") and the Official Committee of Unsecured Creditors' in the Company's voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) filed their second amended joint plan of reorganization (the "Second Amended Plan") and related disclosure statement for the Second Amended Plan (the "Second Amended Disclosure Statement") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). A hearing has been scheduled on April 5, 2004 at which the Company intends to ask the Bankruptcy Court to approve the Second Amended Disclosure Statement and to allow the Company to solicit its creditors and seek confirmation of the Second Amended Plan. Copies of the Second Amended Plan and the Second Amended Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

         Bankruptcy law does not permit the solicitation of acceptances of the Second Amended Plan until the Bankruptcy Court approves the Second Amended Disclosure Statement relating to the Second Amended Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Second Amended Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Second Amended Plan. The Company will emerge from Chapter 11 if and when the Second Amended Plan receives the requisite stakeholder approval, is confirmed by the Bankruptcy Court and the conditions precedent to Second Amended Plan effectiveness, as described in the Second Amended Plan, are satisfied or waived.

         The Second Amended Plan and the Second Amended Disclosure Statement, together with certain exhibits and related court filings, are available at http://www.bmccorp.net/fleming.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1 Second Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated March 26, 2004.



                                       2

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         99.2     Second Amended Disclosure Statement in Support of Second
                  Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated March 26, 2004.



                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FLEMING COMPANIES, INC.


Date: March 29, 2004                   By: /s/ Rebecca A. Roof
                                           -------------------------------------
                                           Rebecca A. Roof
                                           Interim Chief Financial Officer



                                       4

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
    99.1          Second Amended Joint Plan of Reorganization of Fleming
                  Companies, Inc. and its Filing Subsidiaries dated March 26,
                  2004.

    99.2          Second Amended Disclosure Statement in Support of Second
                  Amended Joint Plan of Reorganization of Fleming Companies,
                  Inc. and its Filing Subsidiaries dated March 26, 2004.